UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 15, 2005

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                      0-20859                   75-2287752
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 5.02       Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.


Election of Director
--------------------

         On July 15, 2005, the board of directors of Geron Corporation ("Geron"), upon the recommendation of the board's nominating committee, elected Charles J. Homcy, M.D. to fill a vacancy on its board of directors.

         Dr. Homcy is currently the President and Chief Executive Officer of Portola Pharmaceuticals, a privately held biotechnology firm focused on developing novel cardiovascular therapies. Dr. Homcy holds A.B. and M.D. degrees from Johns Hopkins University and has held academic appointments in clinical medicine at Harvard Medical School, Columbia University College of Physicians and Surgeons, and the University of California, San Francisco.

         In accordance with Geron's compensation policy for non-employee directors, Geron granted an option to purchase 45,000 shares of its common stock under Geron's 1996 Directors' Option Plan to Dr. Homcy. The option has an exercise price of $8.60 per share, which represents the closing price per share of Geron common stock as reported on the Nasdaq stock market on July 15, 2005, the date of the grant. The option has a ten-year term and vests in three equal annual installments following the date of grant if Dr. Homcy is still serving as a director at such time.

         A copy of the press release containing the announcement of Dr. Homcy's election to the Geron board of directors is attached hereto as Exhibit 99.1.


Item 9.01.        Financial Statements and Exhibits.

                  (a)      Financial Statements.

                                    None.

                  (b)      Pro Forma Financial Information

                                    None.

                  (c)      Exhibits:

                                    99.1    Press Release dated July 19, 2005.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GERON CORPORATION

Date: July 19, 2005                     By:/s/Thomas B. Okarma
                                           -------------------------------------
                                           Thomas B. Okarma
                                           President and
                                           Chief Executive Officer